Exhibit 10.42

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN
REPLACED WITH ASTERISKS.

AMENDMENT NO. 2

TO THE AMENDED AND RESTATED A350-900 PURCHASE AGREEMENT

dated as of September 1, 2017

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 2 to the Amended and Restated A350-900 Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (hereinafter referred to as the “Amendment No. 2”) is entered into as of December 3, 2019 by and between AIRBUS S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and UNITED AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606, U.S.A. (hereinafter referred to as the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the Amended and Restated A350-900 Purchase Agreement, dated as of September 1, 2017 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”, and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

***

1.	DEFINITIONS

1.1
Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 2 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 2.

1.2
The definitions of “A350-900 Standard Specification” and “A350-1000 Standard Specification” set out in Clause 0 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

A350-900 Standard Specification - the A350-900 standard specification document ***, a copy of which is annexed hereto as Exhibit A-1.

A350-1000 Standard Specification - the A350-1000 standard specification document ***, a copy of which is annexed hereto as Exhibit A-2.

UNQUOTE

1.3	The definition of “Family ADD” set out in Clause 0 of the Agreement is deleted in its entirety.

1.4	The following definition for “A350XWB ACG” is added to Clause 0 of the Agreement:

QUOTE

A350XWB ACG - as the context requires, either the A350XWB Airbus Customization Guide ***, or any ***.

UNQUOTE

1.5	Clauses 18.6.1 and 18.6.2.1 of the Agreement are amended by replacing “Family ADD” with "A350XWB ACG".

2.	PRICE

2.1	Clause 3.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

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3.1    Base Price of the Aircraft

3.1.1    Base Price of the A350-900 Aircraft

The Base Price of the A350-900 Aircraft is the sum of:

(i)	the base price of the A350-900 Aircraft as defined in the A350-900 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 1 of Exhibit B-2 (the “A350-900 SCN Budget”), which is:

***

and

(iii)	the base price of the ***, which is:

***

The Base Price of the A350-900 Aircraft has been established in accordance with ***.

3.1.2	Base Price of the A350-1000 Aircraft

The Base Price of the A350-1000 Aircraft, if purchased by the Buyer, is the sum of:

(i)	the base price of the A350-1000 Aircraft as defined in the A350-1000 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 2 of Exhibit B-2 (the “A350-1000 SCN Budget”), which is:

***

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and

(iii)	the base price of the *** which is:

***

The Base Price of the A350-1000 Aircraft has been established in accordance with ***.

3.1.3	Base Price of the A350-900 ULR Aircraft

The Base Price of the A350-900 ULR Aircraft, if purchased by the Buyer, is the sum of:

(i)
the base price of the A350-900 Aircraft as defined in the A350-900 Standard Specification (excluding Buyer Furnished Equipment and Airbus Contracted Supplier equipment), as modified by the ULR Option Changes, which is:

***

and

(ii)	the sum of the base prices of all SCNs set forth in Part 3 of Exhibit B-2 (the “A350-900 ULR SCN Budget”), which is:

***

The Base Price of the A350-900 ULR Aircraft has been established in accordance with ***.

UNQUOTE

3.	DELIVERY SCHEDULE

3.1	Upon the Buyer’s request, the Seller agrees to *** the Scheduled Delivery *** of the Aircraft as set forth in Clause 3.2 below (the “***”).

3.2	The delivery schedule of the Aircraft set out in Clause 9.1 of the Agreement is amended to read the following:

QUOTE

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Aircraft number    Aircraft type        Scheduled Delivery
***

Aircraft N°1     A350-900 Aircraft        ***
Aircraft N°2    A350-900 Aircraft        ***
Aircraft N°3    A350-900 Aircraft         ***
Aircraft N°4    A350-900 Aircraft         ***
Aircraft N°5    A350-900 Aircraft         ***
Aircraft N°6    A350-900 Aircraft         ***
Aircraft N°7     A350-900 Aircraft         ***
Aircraft N°8    A350-900 Aircraft         ***
Aircraft N°9    A350-900 Aircraft         ***
Aircraft N°10    A350-900 Aircraft         ***
Aircraft N°11    A350-900 Aircraft         ***

Aircraft N°12    A350-900 Aircraft         ***
Aircraft N°13     A350-900 Aircraft         ***
Aircraft N°14    A350-900 Aircraft         ***
Aircraft N°15    A350-900 Aircraft         ***
Aircraft N°16    A350-900 Aircraft         ***
Aircraft N°17    A350-900 Aircraft         ***
Aircraft N°18    A350-900 Aircraft         ***
Aircraft N°19    A350-900 Aircraft         ***
Aircraft N°20    A350-900 Aircraft         ***
Aircraft N°21    A350-900 Aircraft         ***
Aircraft N°22    A350-900 Aircraft         ***

Aircraft N°23    A350-900 Aircraft         ***
Aircraft N°24    A350-900 Aircraft         ***
Aircraft N°25    A350-900 Aircraft         ***
Aircraft N°26    A350-900 Aircraft         ***
Aircraft N°27    A350-900 Aircraft         ***
Aircraft N°28    A350-900 Aircraft         ***
Aircraft N°29    A350-900 Aircraft         ***
Aircraft N°30    A350-900 Aircraft         ***
Aircraft N°31     A350-900 Aircraft         ***
Aircraft N°32    A350-900 Aircraft         ***
Aircraft N°33    A350-900 Aircraft         ***

Aircraft N°34    A350-900 Aircraft         ***
Aircraft N°35    A350-900 Aircraft         ***
Aircraft N°36    A350-900 Aircraft        ***
Aircraft N°37    A350-900 Aircraft        ***
Aircraft N°38    A350-900 Aircraft        ***
Aircraft N°39    A350-900 Aircraft        ***

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Aircraft N°40    A350-900 Aircraft        ***
Aircraft N°41    A350-900 Aircraft        ***
Aircraft N°42    A350-900 Aircraft        ***
Aircraft N°43    A350-900 Aircraft        ***
Aircraft N°44    A350-900 Aircraft        ***
Aircraft N°45    A350-900 Aircraft        ***

UNQUOTE

4.	PREDELIVERY PAYMENTS

4.1	***.

5.	LETTER AGREEMENT No. 2 (predelivery payments)

5.1	Clause 5.2.2 of the Agreement, as amended by Letter Agreement No. 2, is amended by deleting in its entirety the text located between ***, and replacing the same with the following quoted text:

QUOTE

***

UNQUOTE

6.	LETTER AGREEMENT No. 3 (credit matters)

6.1	The following quoted text is added at the end of Paragraph 1.2 of Letter Agreement No.3:

QUOTE

***

UNQUOTE

6.2	Paragraph 1.3 of Letter Agreement No.3 is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

***

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7.        LETTER AGREEMENT No. 4 (***)

7.1        *** Aircraft

7.1.1	The table in Paragraph 2.2 of Letter Agreement No. 4 is deleted in its entirety and replaced with the following table:

QUOTE

***

UNQUOTE

***

7.2	***

7.2.1	Sub-paragraph (ii) of Paragraph 3.1.3 of Letter Agreement No. 4 is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

7.2.2	Sub-paragraph (iv) of Paragraph 3.1.3 of Letter Agreement No. 4 is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

7.2.3	Sub-paragraph (ii) of the part of Paragraph 3.2.1 of Letter Agreement No. 4 which deals with *** is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

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7.3	***

7.3.1	Paragraph 4 of Letter Agreement No. 4 is deleted in its entirety and voided.

8.	LETTER AGREEMENT No. 6 (specification matters)

8.1	The last paragraph of Clause 2.1.1.1 (as amended by Letter Agreement No. 6) is deleted in its entirety.

8.2	The following quoted text is added at the end of Clause 2.1.1.2 (as amended by Letter Agreement No. 6):

QUOTE

***

UNQUOTE

8.3	Clause 2.1.1.3 (as amended by Letter Agreement No. 6) is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

8.4	Clause 2.1.2 (as amended by Letter Agreement No. 6) is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

8.5	The first paragraph of Clause 2.1.3 (as amended by Letter Agreement No. 6) is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

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8.6	The third paragraph of Clause 2.1.3 (as amended by Letter Agreement No. 6) is amended by ***.

8.7	Clauses 2.5.1 and 2.5.2 (as amended by Letter Agreement No. 6) are amended by ***.

9.	LETTER AGREEMENT No. 14 (aircraft order matters)

9.1	Paragraph 1.1 (i) of Letter Agreement No. 14 is deleted in its entirety and replaced with the following quoted text:

QUOTE

(i)	The *** is only granted to the Buyer for *** of the Aircraft which are included in the Buyer’s *** order of forty-five (45) Aircraft, as follows (each a “***”):

a.    Aircraft ***,

b.    *** Aircraft with a Scheduled Delivery ***,

c.    *** Aircraft with a Scheduled Delivery ***,

d.    *** Aircraft with a Scheduled Delivery ***,

e.    *** Aircraft with a Scheduled Delivery ***,

f.    *** Aircraft with a Scheduled Delivery ***.

UNQUOTE

9.2	The Decision Window, as such term is defined in Paragraph 1.1 (ii) of Letter Agreement No. 14, is amended to be the period between *** and ***.

9.3	The date by which the *** Agreement shall enter in full force and effect, as set out in Paragraph 2.2 (i) of Letter Agreement No. 14, is amended to be ***.

9.4	***, as set out in Paragraph 2.2 (iii) of Letter Agreement No. 14, is amended to read ***.

9.5	***, as set out in Paragraph 2.3 (iii) of Letter Agreement No. 14, is amended to read ***.

9.6	The date up to ***, as set out in Paragraph 2.3 of Letter Agreement No. 14, is amended to read ***.

10.	EXIBIT B-2

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AIRBUS S.A.S. & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

10.1	The reference reading *** of the Agreement is amended to read ***.

10.2	The reference reading *** of the Agreement is amended to read ***.

10.3	The reference reading *** of the Agreement is amended to read ***.

11.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 2 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 2.

Both parties agree that this Amendment No. 2 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 2 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 2 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 2 will govern.

12.	ASSIGNMENT

This Amendment No. 2 and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

13.	CONFIDENTIALITY

This Amendment No. 2 is subject to the terms and conditions of Clause 22.10 of the Agreement.

14.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.6 of the Agreement.

15.	COUNTERPARTS

This Amendment No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment No. 2 was entered into as of the day and year first above written.

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Gerald Laderman
Executive Vice President &
Chief Financial Officer

AIRBUS S.A.S.

By:	/s/ Benoit de Saint Exupéry

Its:	Benoit de Saint Exupéry
Senior Vice President,
Contracts

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AMENDED AND RESTATED
LETTER AGREEMENT NO. 7

TO THE AMENDED AND RESTATED
A350-900 PURCHASE AGREEMENT

As of December 3, 2019

UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an Amended and Restated A350-900 Purchase Agreement dated as of September 1, 2017 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 7 dated as of September 1, 2017 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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***

***

11.    ASSIGNMENT

12.    CONFIDENTIALITY

13.    COUNTERPARTS

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***

11.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12.	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

13.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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***

***

11.    ASSIGNMENT

12.    CONFIDENTIALITY

13.    COUNTERPARTS

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***

11.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12.	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

13.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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***

***

11.    ASSIGNMENT

12.    CONFIDENTIALITY

13.    COUNTERPARTS

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***

11.	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

12.	CONFIDENTIALITY

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 22.10 of the Agreement.

13.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint Exupéry

Its: /s/ Benoit de Saint Exupéry
Senior Vice President,
Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its: Gerald Laderman
Executive Vice President &
Chief Financial Officer

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APPENDIX A TO PART 1 OF AMENDED AND RESTATED LETTER AGREEMENT NO. 7

***

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